Exhibit 99.1

STATE OF OHIO

SUMMIT COUNTY

COMMERCIAL LEASE AGREEMENT

THIS COMMERCIAL LEASE AGREEMENT (this “Lease”) is made effective the 1st day of January, 2008, by and between Sarum Management, Inc., an Ohio corporation (hereinafter sometimes referred to as “Lessor”), and Accuride Erie, L.P. (hereinafter sometimes referred to as “Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor owns certain real property and improvements located at 129 Marc Avenue, Cuyahoga Falls, in Summit County, State of Ohio, the same being more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference (hereinafter referred to as the “Premises”); and

WHEREAS, Lessor previously leased the Premises to Lessee, and Lessee currently occupies the Premises; and

WHEREAS, the previous lease between the Lessor and Lessee has expired and the parties wish to enter into a new lease; and

WHEREAS, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises upon the terms and conditions hereinafter set forth.

THEREFORE, in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration accrued and accruing to the mutual benefit of the parties hereto, the receipt and sufficiency whereof is hereby expressly acknowledged, it is agreed as follows:

(1)                                  PREMISES:  Lessor hereby leases the Premises to Lessee and Lessee hereby leases the Premises from Lessor together with the right in common with the Lessor to access, ingress and egress to and from the Premises over all existing roadways adjacent to or serving the Premises, including but not limited to Marc Drive.  The Premises consist of approximately 134,000+ square feet of office and manufacturing space with accessory offices.

(2)                                  PURPOSE:  Lessor acknowledges and agrees that the Premises are to be used by Lessee for manufacturing, assembly, warehouse, office space and any ancillary use or activity normally incident thereto, and for any other lawful purpose or use approved by Lessor, which approval Lessor shall not unreasonably withhold.  Lessor represents and warrants that Lessee shall have unobstructed access to the Premises at all times during the term of this Lease.

(3)                                  TERM:  The term (“Term”) of this Lease shall be for a period beginning on January 1, 2008, and terminating at 11:59 p.m. on June 30, 2011, unless extended under the terms of the renewal option set forth in Paragraph number (5) hereof.

Lessee agrees to and shall, on expiration or sooner termination of the Term hereof or any extended term hereof, promptly surrender and deliver the Premises to Lessor without demand in good condition, ordinary wear and tear, casualty and condemnation excepted.  Lessee shall not be obligated to remove, alter or change any alterations, improvements, repairs or additions, or to restore the Premises to its prior condition upon the expiration of the Term or earlier termination of this Lease with respect to alterations, improvements, repairs or additions made to the Premises by Lessee prior to January 1, 2008; provided, however, that Lessee may, at its option and in its sole discretion, remove any alterations, improvements, repairs or additions made pursuant to this Lease prior to the expiration of the Term or earlier termination of this Lease with respect to alterations, improvements, repairs or additions made to the Premises by Lessee prior to January

1, 2008.  With respect to alterations, improvements, repairs or additions made by Lessee after January 1, 2008, Lessee shall, upon request of Lessor made within thirty (30) days following the expiration or sooner termination of the Term hereof remove such improvements, repairs, alterations and additions and restore the Premises to the condition existing prior to such alterations, improvements, repairs or additions.

(4)                                RENT:  Rent for the Premises shall be payable on the first day of each successive calendar month during the Term hereof, without deduction or offset (except as provided in this Lease), in the following amounts:

(a)	Months 1-24 of the Term - $38,500.00 per month
(b)	Months 25-42 of the Term - $41,500.00 per month

(5)                                OPTION TO RENEW TERM:  Lessor does hereby grant to Lessee the right, privilege and option, in the absence of Lessee’s default beyond applicable notice and/or cure periods at the time of each possible extension, to extend the Term of this Lease for two (2) one (1)-year option terms at the expiration of the initial Term on the terms and conditions herein set forth except that the monthly Rent shall be as follows:

(a)	Option Term 1 - $44,000.00 per month
(b)	Option Term 2 - $45,000.00 per month

If Lessee elects to exercise this option, Lessee shall provide Lessor written notice no later than six (6) months prior to the expiration date of the original Lease Term for the First Renewal Term and no later than six (6) months prior to the expiration of the First Renewal Term for the Second Renewal Term.

(6)                                TAXES:  It is the responsibility of the Lessee to pay the annual real estate taxes, or payments in lieu of taxes, timely on the Premises.  If Lessor receives the tax bill, it shall immediately forward such to Lessee for payment to the taxing authority.  Lessee shall provide Lessor with evidence of payment at least seven (7) days prior to the date such taxes are due.  Lessee shall be responsible for all penalties or interest for the payment unless late payment is the result of Lessor’s negligence.  Alternately, Lessor may pay any tax bill with respect to the Premises and Lessee shall immediately reimburse Lessor for such expenditures.

(7)                                  INSURANCE:

(a)                                  Lessee shall, during the Term of this Lease and any renewal of the Term, at the expense of Lessee secure and keep in force general liability insurance with a good and solvent insurance company or companies licensed to do business in the State of Ohio, selected by Lessee and reasonably satisfactory to Lessor, covering all expenses, claims, actions, liabilities, damages and lawsuits arising out of the alleged death of or bodily injury to persons, or damage to property, in not less than the amount of Two Million and No/100 Dollars ($2,000,000.00) per occurrence for bodily injury or property damage or destruction, and Four Million and No/100 Dollars ($4,000,000.00) aggregate insuring Lessee and Lessor and their agents against any liability that may accrue against them or either of them on account of any accidents or occurrences in or about the Premises during the Term hereof or in consequence of Lessee’s occupancy thereof.  Lessee shall, on request, furnish to Lessor certificates of insurance evidencing the coverage required under this Paragraph number (7), showing Lessor as additional insured on the aforesaid liability insurance and providing therein that no cancellation be made without less than thirty (30) days advance notice to certificate holders and insured.

(b)                                 Lessee, at its sole expense, shall insure Lessee’s personal property, equipment, machinery, fixtures, alterations and improvements within the Premises against loss by fire and other casualty.

(c)                                  Lessor, at its sole expense, shall insure the building of which the Premises are a part against loss by fire and other casualty.

(d)                                 Lessor and Lessee hereby waive all rights of recovery and causes of action that either has or may have or that may arise hereafter against the other for any damage to premises, property or business caused by any perils covered or coverable by the property insurance required under this Lease, or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it; provided, however, that the foregoing waivers shall be ineffective if they invalidate any policy of insurance of the parties hereto, now or hereafter issued.  Lessor and Lessee will use their best efforts to have their respective insurance companies waive their rights of subrogation as contemplated herein.

(8)                                  UTILITIES:  Lessee shall pay for all utilities utilized at the Premises, including but not limited to water, sewer, electric, telephone, gas and garbage removal.  Lessor shall in no event be responsible for any interruption of utility service unless caused by the gross negligence or intentional acts of Lessor.

(9)                                  LESSEE REPRESENTATIVE:  Lessor acknowledges that Lessee is represented by the Equis Corporation located at 8350 E. Crescent Parkway, Suite 300, Greenwood Village, CO 80111, for the purpose of the negotiation of this Lease.  Lessor agrees to compensate the Lessee Representative with a commission of 3% on the total Rent to be paid for the initial Term of the Lease by the Lessee pursuant to Paragraph number (4) hereof.  The commission will be paid one-half within thirty (30) days of Lease signing with the balance due within sixty (60) days of Lease signing.

(10)                            CONDITION OF PREMISES:  Lessee hereby accepts the Premises in its current “As Is, Where Is” condition and Lessee agrees that Lessor shall have no obligation whatsoever to change, modify or upgrade the condition of the Premises from that currently existing.  Lessee acknowledges that it is fully aware of the condition of the Premises and does hereby enter into this Lease based on such conditions.

(11)                            REPAIRS AND MAINTENANCE:  During the Term and any extension of the Term, if applicable, Lessor, at its own cost and expense, shall make all necessary repairs, replacements and maintenance to the roof, foundation, and structural frame of the Building, unless damage is caused by the negligence or misuse by Lessee.  Lessee shall properly maintain all existing access roads, drives and parking areas servicing the Premises.

During the Term and any extension of the Term, if applicable, Lessee shall maintain, at its expense, the Premises and all portions thereof in good condition except for the matters set forth in the prior paragraph.

(12)                            ALTERATIONS AND IMPROVEMENTS:  Lessee, from time to time at its expense and without the prior consent of Lessor, may make such alterations, improvements, repairs and additions to and upon the Premises and install therein such fixtures, equipment, furniture and property as it may consider advisable for the conduct of its business.  Lessee will not, without the prior written consent of Lessor, make or suffer to be made by or on behalf of Lessee any alterations, improvements or additions that will affect the structural portions of the Premises or the overall value of the Premises without the prior written consent of Lessor.  Lessor agrees that it will not unreasonably withhold or delay consent to the making of such alterations, improvements or additions.  Alterations and improvements made by Lessee shall be removed at the expiration or sooner termination of the Term hereof in accordance with Section 3 hereof.

(13)                          INSPECTION AND SHOWING:  Lessor reserves the right to enter upon the Premises at all reasonable times and with reasonable notice to Lessee for the purpose of inspecting the Premises or for the purpose of maintaining or making repairs to the Premises.  Lessor reserves the right to show the Premises to prospective tenants and purchasers, and during the last one hundred eighty (180) days of the Term, to display “For Sale” and/or “For Rent” signs on the Premises.

(14)                          SIGNS:  Lessor agrees Lessee shall be permitted to place a sign on the Premises of its own design and at the total cost to Lessee.  Such sign must be mutually acceptable to both parties and adheres to all applicable local codes regarding such signage and its installation.  Prior to installation Lessee agrees to provide Lessor with a written request and specifications of the sign for approval, which Lessor agrees shall not be unreasonably withheld.  Lessor hereby acknowledges that all of Lessee’s signage existing at the time of the execution of this Lease is approved by Lessor.

(15)                          CLEANLINESS:  Lessee, at Lessee’s sole expense,  shall at all times keep the Premises in a reasonably neat, orderly and sanitary condition and shall keep all entryway’s adjoining the Premises reasonably clean and free from trash, rubbish and dirt.

(16)                          CASUALTY:

(a)                                  If during the Term, or any renewal of the Term, any portion of the building constituting the Premises shall be partially damaged by fire or other casualty, so as to render the same, or any part thereof, partially untenable, this Lease shall remain in full force and effect and an equitable reduction in the rent shall be allowed Lessee during the time required in repairing that part of the building constituting the Premises damaged or destroyed.  In the event that a portion of the building constituting the Premises is partially damaged, Lessor agrees to repair the same as quickly as possible at the expense of Lessor, after receiving written notice of said damage or destruction from Lessee, but Lessor’s obligation to rebuild shall be limited to the amount of any insurance proceeds received as a result of such casualty.

(b)                                 Should the building constituting the Premises be totally destroyed by fire, windstorm, or other casualty so as to render the same totally unfit for occupancy and totally untenable for the purpose for which it is demised, then this Lease shall terminate and rent shall be abated for the unexpired portion of this Lease, effective as of the date of such total destruction.

(17)                            EMINENT DOMAIN:  If more than fifty percent (50%) of the building constituting the Premises is taken by eminent domain or the exercise of any similar power or taking, or any purchase or acquisition in lieu thereof, such shall constitute a total taking and the Term hereof shall cease as of the date possession shall be required to be delivered by the condemning authority unless Lessor and Lessee shall otherwise agree, with the rent to be abated as of the date of such delivery.

If, as a result of a partial taking of the building constituting the Premises by eminent domain in which the total area of the Premises is reduced by not more than fifty percent (50%),  Lessee may elect to continue the Term of this Lease provided the Premises are not rendered untenable by such taking and remain suitable for the uses for which the Premises are leased and any rental payment shall abate proportionately to that part of the Premises so taken.

Lessor and Lessee shall each be entitled to receive and retain such separate awards and portions of lump-sum awards as may be allocated to their respective interest in any eminent domain proceedings.  The termination of this Lease shall not affect the rights of Lessor and Lessee to such awards.

(18)                            INDEMNITY:

Indemnification by Lessee.  Lessee shall protect, defend, indemnify and hold Lessor, its agents, employees and contractors harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses, and expenses (including reasonable attorneys’ fees and expenses at the trial and appellate levels) to the extent (a) arising out of or relating to any negligence or willful misconduct of Lessee or Lessee’s agents, employees, contractors, customers or invitees in or about the Premises, the building or the common areas, (b) arising out of or directly relating to any of Lessee’s Property, or (c) arising out of any other act or occurrence within the Premises, in all such cases except to the extent caused by the negligence or willful misconduct of Lessor, its agents, employees or contractors.

Indemnification by Lessor.  Lessor shall protect, defend, indemnify and hold Lessee, its agents, employees and contractors harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses and expenses (including reasonable attorneys’ fees and expenses at the trial and appellate levels) to the extent arising out of or relating to any act, omission, negligence or willful misconduct of Lessor or Lessor’s agents, employees or contractors.

In the case of any claim entitling a party to indemnification, the party seeking indemnification shall provide written notice to the indemnifying party promptly after becoming aware of any claim as to which indemnity may be sought.  The indemnifying party will defend any claim to which it is obligated to indemnify the party seeking indemnification.  The party seeking indemnification may participate in such defense at its own expense.  Except with the prior written consent of the party entitled to indemnification, in the defense of any such claim or litigation the indemnifying party will not consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the party entitled to indemnification or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to the party entitled to indemnification of a release from all liability with respect to such claim or litigation.

(19)                            ASSIGNMENT/SUBLEASE:  Each and every transfer or assignment of this Lease by Lessee, or any interest therein, and each and every subletting of the Premises by Lessee, or any part thereof, or any interest therein, shall be null and void, unless the written consent of  Lessor is first obtained, which consent Lessor agrees not to unreasonably withhold.  Such assumption shall not operate to release Lessee from any agreement or understanding on the part of Lessee expressed or implied in this Lease.  Notwithstanding the forgoing, Lessee shall have the right to sublet or assign this Lease without Lessor’s consent (a) to a parent, subsidiary or affiliate controlling or controlled by Lessee or (b) to any successor-in-interest in the event of any corporate reorganization, merger, acquisition or sale of substantially all of Lessee’s assets; provided, however, an assignment or subletting permitted by (a) and (b) above shall not relieve Lessee of any liability hereunder.

(20)                            HOLDOVER:  Should Lessee continue to occupy the Premises after the expiration of the last of the renewal options described in Paragraph number (5) or after a default, such tenancy shall be deemed a month-to-month tenancy only until the tenancy is terminated in the manner provided by law one hundred twenty five percent (125%) of Rent due by Lessee to Lessor established under Paragraph number (5) hereof with respect to the period of such occupancy.

(21)                            NON-WAIVER:  The failure of Lessor or Lessee to insist, in any one or more instances, upon a strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of any such covenant, but the same shall continue and remain in full force and effect.  The receipt by Lessor of rent or payment of rent by Lessee, with knowledge of a breach of any covenant hereof, shall not be deemed a waiver of such breach, and no waiver by Lessor or Lessee of any provision hereof shall be deemed to have been made unless expressed in writing, signed by the other party.

(22)                            FAILURE OF LESSEE TO REPAIR:  Should Lessee fail to make any repairs or items of maintenance required under this Lease, Lessor may enter the Premises and make such repairs or item of maintenance and collect the cost thereof from Lessee as additional rent.  Should Lessor fail to make any repairs or items of maintenance required under this Lease, Lessee may make such repairs or item of maintenance and deduct such costs from its next rent payment.

(23)                            EVENTS OF DEFAULT:  If Lessee shall fail to pay when due any rent provided for herein or if Lessee shall fail to comply with any other covenant or provision of this Lease, Lessor shall have the right to terminate this Lease as follows:

(a)                                  Default in Rent:  In the event of a failure to pay any monthly rent when due, then this Lease may be terminated by Lessor by giving ten (10) days advance written notice to Lessee of the amount due and of Lessor’s intention to terminate if the default is not corrected by the payment of the rent then in default.  In the event that such default is not corrected by paying all rent due within ten (10) days of such notice, then this Lease shall terminate at the election of Lessor.

(b)                                 Other Default by Lessee:  In the event Lessee fails to comply with any other covenant or provision of this Lease, other than the covenant to pay rent when due, then this Lease may be terminated by Lessor by giving twenty (20) days advance written notice to Lessee of the specific default and of Lessor’s intention to terminate if the specified default is not corrected within such twenty (20) day period; provided, however, that if the term, condition, covenant or obligation to be performed by Lessee is such that it cannot reasonably be performed within twenty (20) days, such default shall be deemed to have been cured if Lessee commences such performance within said twenty-day period and thereafter diligently undertakes to complete the same; provided, however, in all instances such default must be cured within ninety (90) days.

(c)                                  Additional Remedies:  Upon the occurrence of any event of default under this Lease, Lessor may, at the option of Lessor, and in lieu of terminating this Lease reenter and take possession of the Premises, and thereafter relet the same, or any part thereof, for the balance of the Term hereof, or any part thereof, upon such conditions as Lessor may deem proper.  Neither reentry nor reletting shall discharge Lessee from any of the agreements on its part herein contained, and Lessee shall make good to Lessor the difference, if any, between the rent herein provided for and the rent Lessee is able to collect for the period of such reletting.  Lessee agrees to pay Lessor, or on Lessor’s behalf, a reasonable attorney’s fee in the event Lessor employs an attorney to enforce any rights hereunder, or to protect the interest of Lessor in the event Lessee violates any of the terms, conditions or covenants on the part of Lessee herein contained.

(d)                                 Lessor’s Default and Lessee’s Remedies.  Lessor shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of twenty (20) days after written notice thereof from Lessee to Lessor; provided, however, that if the term, condition, covenant or obligation to be performed by Lessor is such that it cannot reasonably be performed within twenty (20) days, such default shall be deemed to have been cured if Lessor commences such performance within said twenty-day period and thereafter diligently undertakes to complete the same.  Upon the occurrence of any such default, Lessee may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Lessee shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder.  Lessor agrees to pay Lessee, or on Lessee’s behalf, a reasonable attorney’s fee in the event Lessee employs an attorney to enforce any rights hereunder, or to protect the interest of Lessee in the event Lessor violates any of the terms, conditions or covenants on the part of Lessor herein contained.

(e)                                  Limitation of Lessor’s Liability.  If Lessor shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Lessee shall, as a consequence thereof, recover a money judgment against Lessor, Lessee agrees that it shall look solely to Lessor’s right, title and interest in and to the Premises (including but not limited to sales, insurance and condemnation proceeds related thereto) for the collection of such judgment; and Lessee further agrees that no other assets of Lessor shall be subject to levy, execution or other process for the satisfaction of Lessee’s judgment.

(24)                          ACCELERATION OF RENT:  Upon termination or breach of this Lease or reentry upon the Premises for any one or more of the causes set forth above, the rents provided for in this Lease for the balance of the Term, or any renewal term, and all other indebtedness owed by Lessee to Lessor, shall be and become immediately due and payable at the option of Lessor and without regard to whether or not possession of the Premises shall have been surrendered to or taken by Lessor.  Lessee agrees to pay Lessor, or on Lessor’s behalf, a reasonable attorney’s fee in the event Lessor employs an attorney to collect any rents due hereunder by Lessee, or to protect the interest of Lessor in the event Lessee violates any of the terms, conditions or covenants on the part of Lessee herein contained.

(25)                          ENVIRONMENTAL MATTERS: Lessee covenants and agrees that at all times following the commencement of the Term hereof Lessee and all other persons who manage, use, operate or occupy the Premises shall comply with all federal, state and local laws, regulations and orders regulating health, safety and environmental matters, including, without limitation, air pollution, soil and water pollution and the use, generation, storage, handling or disposal of Hazardous Materials (defined below in this Paragraph).

Lessee shall not generate, handle, use, store, treat, discharge, release or dispose of any Hazardous Materials at the Premises unless Lessee shall be in full compliance with all environmental laws relating to Hazardous Materials. Further  Lessee agrees to hold Lessor harmless for any hazardous, toxic or dangerous waste, substance or material spilled or released on the Premises in the future (during the Term of the Lease) by Lessee, its agents, contractors, guests, tenants, employees or invitees.

For purposes of this Paragraph, the term “Hazardous Materials” shall mean any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act of the United

States Congress, or in any other law, regulation or order, now or hereafter in effect, of any governmental authority regulating, or imposing liability or standards of conduct relating to, any hazardous, toxic or dangerous waste, substance or material.

(26)                        MISCELLANEOUS:

(a)                                 The representations and warranties contained in and made pursuant to this Lease shall survive the execution and delivery of this Lease and the consummation of the transactions herein contained.

(b)                                 The parties hereby agree that any number of counterparts of this Lease may be executed and that each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Lease.

(c)                                  This Lease may not be amended, modified, altered, or changed in any respect whatsoever, except by a further agreement in writing, duly executed by the parties hereto.

(d)                                 This Lease constitutes the entire agreement of the parties and all understandings and agreements heretofore had between and among the parties are merged in this Lease which alone, fully and completely expresses their understandings.

(e)                                  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if mailed, first class postage, prepaid

If to Lessor, to:	Sarum Management, Inc.
75 Marc Avenue
Cuyahoga Falls, OH 44223
Attn: Michael Bell

with a copy to:	Amer Cunningham Co., L.P.A.
159 S. Main Street, Suite 1100
Akron, OH 44308
Attn: Andrew R. Duff

If to Lessee, to:	Accuride Erie, LP
1015 East 12th Street, Suite 200
P.O. Box 29
Erie, PA 16503
Attn: General Manager

with a copy to:	Accuride Corporation
7140 Office Circle
P.O. Box 15600
Evansville, IN. 47716
Attn: General Counsel

may change the address to which notices are to be delivered by notice in accordance with this Paragraph to the other party.

(f)                                   All of the terms, provisions and conditions of this Lease shall be deemed to be severable in nature.  If, for any reason, the provisions contained herein are held to be to any extent invalid, then to the extent that such provisions are, or shall be valid and enforceable under applicable law, a court of competent jurisdiction shall construe and interpret this Lease to provide for maximum enforceability under applicable law.

(g)                                  This Lease shall bind the respective parties hereto, their successors and assigns.

(h)                                 Time is of the essence with respect to all actions required in accordance with the terms and provisions of this Lease including, but not limited to, the payment of money.

(i)                                     This Lease shall be governed by, construed and enforced in accordance with the laws of the State of Ohio.  No party will commence or prosecute any suit, proceeding, or claim to enforce the provisions of this Agreement, or otherwise arising under or by reason of this Lease, other than in the state or federal courts located in the

State of Ohio.  Each party hereby consents to the jurisdiction and venue of the above-identified courts.

(27)                          Quiet Enjoyment:  If and so long as Lessee pays the rents provided for herein and performs and observes all the covenants and provisions hereof, Lessee shall quietly enjoy the Premises and Lessor will warrant and defend Lessee in the enjoyment and peaceful possession of the Premises throughout the Term of this Lease.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SIGNATURES TO FOLLOW

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on this the day and date first above written.

LESSOR:

Sarum Management, Inc.

BY	: /s/ Michael E. Bell
Its President

STATE OF OHIO	*
SUMMIT COUNTY	*

I, the undersigned, a Notary Public in and for said State and County, hereby certify that Michael E. Bell, whose name as President of Sarum Management, Inc., is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer and with full authority executed the same voluntarily for and as the act of President, on the day the same bears date.

Given under my hand and seal this 13 day of May, 2008.

/s/ Stephanie Miller
NOTARY PUBLIC
My Commission Expires: July 5, 2011

LESSEE:

Accuride Erie, L.P.

BY	: /s/ David K. Armstrong
Senior Vice President/Chief Financial Officer
of Accuride Corporation,
the Sole Member of AKW General Partner, LLC,
the General Partner of Accuride Erie L.P.

STATE OF INDIANA	*

COUNTY OF WARRICK	*

I, the undersigned, a Notary Public in and for said State and County, hereby certify that David K. Armstrong, whose name  as Senior Vice President / CFO of Accuride Corporation, whose name is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he/she, as such Senior Vice President / CFO and with full authority, executed the same voluntarily for and as the act of Accuride Corporation, on the day the same bears date.

Given under my hand and seal this 9th day of May, 2008.

/s/ Stephen A. Martin
NOTARY PUBLIC
My Commission Expires:_May 13, 2015

THIS INSTRUMENT WAS PREPARED BY:

ANDREW R. DUFF, ESQUIRE

AMER CUNNINGHAM CO., L.P.A.

159 S. MAIN STREET

AKRON, OH 44308

330-996-0207

Exhibit “A”